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                                                                    EXHIBIT 10.1

                                                            Adopted May 28, 1999


                               AltaVista Company
                             1999 Stock Option Plan

SECTION 1. Purpose. The AltaVista Company 1999 Stock Option Plan has been
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established to promote the interests of AltaVista Company and its stockholders by (i) attracting and retaining exceptional employees, consultants and directors of AltaVista and its Affiliates, as defined below; (ii) motivating such employees, consultants and directors by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees, consultants and directors to participate in the long-term growth and financial success of AltaVista.


SECTION 2. Definitions. As used in the Plan, the following terms shall have
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the meanings set forth below:

"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by AltaVista and (ii) any entity in which AltaVista has a significant equity interest, in either case as determined by the Committee.

"AltaVista" shall mean AltaVista Company, together with any successor thereto.

"Award" shall mean any Option or Stock Appreciation Right granted hereunder.

"Board" shall mean the board of directors of AltaVista.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

"Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of persons who, (i) to the extent necessary and desirable to comply with Rule 16b-3, are "Non-Employee Directors" within the meaning of Rule 16b-3 and, (ii) to the extent any Award granted hereunder is intended, as determined by the Committee in its sole discretion, to qualify as performance-based compensation under Section 162(m) of the Code, constitute "outside directors" within the meaning of Section 162(m) of the Code. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

"Consultant" shall mean any person, including an advisor, engaged by the Company or an Affiliate to render consulting services.

"Director" shall mean a member of the Board.

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"Election Date" shall mean the date of the appointment, election, or  re-
election of a Director of the Company or any Affiliate.

"Eligible Director" shall mean each Director of the Company who is not an employee of Compaq Computer Corporation, the Company or any Subsidiary of the Company (as defined in Section 424(f) of the Code).

"Employee" shall mean an employee of AltaVista or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Executive Officer" shall mean, at any time, an individual who is an executive officer of AltaVista within the meaning of Exchange Act Rule 3b-7, as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto, as in effect from time to time, or who is an officer of AltaVista within the meaning of Exchange Act Rule 16a-1(f), as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto, as in effect from time to time.

"Fair Market Value" shall mean, as of any given date, with respect to any Award granted hereunder, (i) if the Shares are publicly traded, the closing sale price of a Share on the principal securities exchange on which the Stock is listed or traded, (ii) the fair market value of a Share as determined in accordance with a method prescribed in the Notice, or (iii) the fair market value of a Share as otherwise determined by the Board in the good faith exercise of its discretion.

"Incentive Stock Option" shall mean an Option to purchase Shares from AltaVista that is granted under Section 5 of the Plan and that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

"Non-Qualified Stock Option" shall mean an Option to purchase Shares from AltaVista that is granted under Section 5 or Section 8 of the Plan and that is not intended to be an Incentive Stock Option.

"Notice" shall mean any written notice, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

"Option" shall mean a Non-Qualified Stock Option or Incentive Stock Option granted hereunder.

"Participant" shall mean any Employee, Consultant or Director selected to receive an Award under the Plan.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Plan" shall mean this AltaVista Company 1999 Stock Option Plan.

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"Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

"Shares" shall mean shares of the common stock, par value $0.0l per share, of AltaVista or such other securities of AltaVista as may be designated by the Committee from time to time.

"Stock Appreciation Right" shall mean a right granted under Section 6 of the Plan.

"Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by AltaVista or with which AltaVista combines.


SECTION 3. Administration.
           --------------

(a)  Authority of Committee. The Committee shall administer the Plan. Subject
     ----------------------
     to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;
     (iv) determine the terms and conditions of Awards; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
     (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to Awards shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or Notice relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)  Committee and Board Discretion Binding. Unless otherwise expressly
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     provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee or the Board, as may be made at any time, and shall be final, conclusive, and binding upon all Persons, including AltaVista, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder of AltaVista or of any Affiliate, any Employee, any Consultant and any Director.

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SECTION 4. Shares Available for Awards.
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(a)  Shares Available. Subject to adjustment as provided in Section 4(b), the
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     number of Shares with respect to which Awards may be granted under the Plan shall be twenty million (20,000,000). If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such Award relates, are forfeited, or if such Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by AltaVista, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

(b)  Adjustments. In the event that the Committee determines that any dividend
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     or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of AltaVista, issuance of warrants or other rights to purchase Shares or other securities of AltaVista, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of AltaVista (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, (ii) the maximum number of Shares or other securities of AltaVista (or number and kind of other securities or property) with respect to which an Executive Officer may be granted under the Plan in any calendar year, (iii) the number of Shares or other securities of AltaVista (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to outstanding Awards, or, if deemed appropriate, make provision for the payment of cash or other property to the holder of an outstanding Award in consideration for the cancellation of such Award; provided, however, that such adjustments shall be made solely by the Board
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     with respect to Awards to Eligible Directors.

(c)  Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant
     ------------------------------------------
     to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(d)  Award Limits. Subject to adjustment as provided in Section 4(b), no
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     Executive Officer may receive Awards under the Plan in any calendar year that relate to more than 1,000,000 Shares.

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SECTION 5. Options.
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(a)  Eligibility and Limits on Awards. Any Employee, including any officer or
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     employee-director of the Company or any Affiliate, Consultant or Director
     shall be eligible to be granted Options; provided, however, that only
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     Employees shall be eligible to be granted Incentive Stock Options.

(b)  Grant. Subject to the provisions of the Plan, the Committee shall have
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     sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, and the conditions and limitations applicable to the exercise of the Option.

(c)  Exercise Price. The per Share exercise price purchasable under an Option
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     shall be determined by the Committee in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on such date, (ii) in the case of Non-Qualified Stock Options (A) that are intended to qualify under California securities laws, be less than 85% of the Fair Market Value of a Share on such date or (B) that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than 100% of the Fair Market Value of a Share on such date and (iii) in any event, be less than the par value (if any) of a Share. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent (as defined in Section 424(e) of the Code) or Subsidiary and such Participant is granted an Incentive stock Option or an Option that is subject to California securities laws, the per Share exercise price of such Option (to the extent required at the time of grant by the Code or by California securities laws, respectively) shall be no less than 110% of the Fair Market Value of the Stock on the date such Option is granted. The Committee shall determine the appropriate exercise prices for Substitute Awards based on the terms and conditions of the transaction related to such Awards.

(d)  Option Term. The term of each Option shall be fixed by the Committee, but
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     no Option shall be exercisable more than ten years after the date such
     Option is granted; provided, however, that if an Employee owns or is deemed
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     to own (by reason of the attribution rules of Section 424(d) of the Code)
     more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(e)  Exercise. Each Option shall be exercisable at such times and subject to
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     such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Notice; provided, however, that in the case of
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     Options intended to qualify under California securities laws, Options granted to individuals other than officers, Directors or

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     Consultants shall be exercisable at the rate of at least 25% per year over four years from the date of grant. The Committee and the Board may impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as either the Committee or Board may deem necessary or advisable.

(f)  Payment. No Shares shall be delivered pursuant to any exercise of an
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     Option until payment in full of the exercise price with respect to which
     Shares are being purchased is received by AltaVista. Such payment may be made (i) in cash, or its equivalent, (ii) if and to the extent permitted by the Committee (A) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (B) by surrendering all or part of that Option or any other Option, or (C) with a note or other loan arrangement or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the aggregate Fair Market Value of any such Shares so tendered to AltaVista as of the date of such tender is at least equal to such aggregate exercise price with respect to which Shares are being purchased.

(g)  ISO Limitations. To the extent that the aggregate Fair Market Value
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     (determined as of the date an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.


SECTION 6. Stock Appreciation Rights.
           -------------------------

(a)  Grant. Subject to the provisions of the Plan, the Committee shall have
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     sole and complete authority to determine the Employees, Consultants and
     Directors to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights shall have a grant price equal to the Fair Market Value of the related Shares on the day of the Award.

(b)  Exercise and Payment. A Stock Appreciation Right shall entitle the
     --------------------
     Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the per Share grant price thereof multiplied by the number of Shares subject to the Stock Appreciation Right Award. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c)  Other Terms and Conditions. Subject to the terms of the Plan, the
     --------------------------
     Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation

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     Right. Any such determination by the Committee may be changed by the
     Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.


SECTION 7. Termination or Suspension of Service. The following provisions
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shall apply in the event of the Participant's termination of employment or cessation of service to the Company or any Affiliate, unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)  Termination of Service. If a Participant's employment or service with
     ----------------------
     AltaVista or any Affiliate is terminated or otherwise ceases for any reason other than for the Participant's death, permanent and total disability, or retirement, unless otherwise provided in the Notice, the Participant shall have the right to exercise any Option or Stock Appreciation Right to the extent it was vested on the date of such termination or cessation until the earlier of (i) 90 days (but in no event less than thirty (30) days if required under California securities laws at the time of grant) following the date of such termination or cessation or (ii) the date such Option or Stock Appreciation Right would have expired had it not been for such termination or cessation. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was vested on the date of such termination of employment or cessation of service.

(b)  Death, Disability or Retirement. If a Participant's employment or service
     -------------------------------
     with AltaVista or any Affiliate is terminated or otherwise ceases as a result of the Participant's death, permanent and total disability, or retirement, the Participant or his successor (if Participant's employment is terminated by reason of Participant's death) shall have the right to exercise any Option or Stock Appreciation Right to the extent it was vested on the date of such termination of employment or cessation of service until the date the Option or Stock Appreciation Right would have expired had it not been for such termination of employment or cessation of service. The meaning of the terms "total and permanent disability" and "retirement" shall be determined by the Committee.

(c)  Acceleration and Extension of Exercisability. Notwithstanding the
     --------------------------------------------
     foregoing provisions of this Section 7, the Committee may, in its discretion, provide (i) that an Option granted to a Participant may expire at a date earlier than that set forth above, (ii) that an Option granted to a Participant may expire at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment or cessation of service, and (iii) that an Option or Stock Appreciation Right may vest in full and become immediately exercisable when it finds that such acceleration would be in the best interests of AltaVista.

(d)  Leave of Absence. In the event that an employee Participant takes a "leave
     ----------------
     without pay" for longer than 30 days, all of such Participant's Awards, or any portion thereof, shall, to the

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     extent permitted by applicable law, cease to vest during the period of such leave that exceeds 30 days. With respect to the portion of the Award that has vested immediately prior to such leave, such Award shall remain exercisable during the period of such leave in accordance with the terms thereof. For purposes of Incentive Stock Options only, employment shall be considered terminated for any leave of absence (whether paid or unpaid) which exceeds 90 days, unless re-employment by the Company upon expiration of such leave is guaranteed by contract or statute. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, Participant's employment relationship will be deemed terminated as of the 91/st/ day for Federal income tax purposes only, and any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for Federal income tax purposes as a Non-Qualified Stock Option.

SECTION 8. Director Options.
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(a)  Initial Grants. Each Eligible Director who is first elected or appointed
     --------------
     to the Board shall be granted an Option to acquire 25,000 Shares. In the event that the Election Date occurs during a Window, such Option shall be granted on the Election Date.

(b)  Annual Options. Each Eligible Director who is reelected to the Board at
     ---------------
     an annual meeting of the Company's stockholders and who has not received a grant under Section 8(a) during the period since the most recent previous annual meeting of the Company's stockholders shall be granted an Option to acquire 15,000 Shares on each Election Date on which he is reelected.

(c)  Terms and Conditions. Any Option granted under this Section 8 shall be
     --------------------
     subject to the following terms and conditions:

     (i) Any Option granted under this Section 8 shall be a Non-Qualified Stock Option and the per Share exercise price thereof shall be not less than the Fair Market Value of the underlying Share on the date of grant.

     (ii) An Option granted under this Section 8 shall be exercisable (A) with respect to 50% of the Shares thereunder on the six-month anniversary of the Election Date related to such Option and (B) with respect to the remaining 50% of the Shares thereunder on the anniversary of such Election Date.

(d)  Pro Rata Distribution. In the event that the number of Shares available
     ---------------------
     for grant under the Plan is not sufficient to accommodate the grants pursuant to this Section 8, then the remaining Shares available for grant pursuant to this Section 8 shall be granted to Eligible Directors on a pro-rata basis as determined by the Board, in its sole discretion. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board and/or the stockholders of the Company to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

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SECTION 9. Amendment and Termination; Adjustments to Awards.
           ------------------------------------------------

(a)  Amendments to the Plan. The Board may amend, alter, suspend, discontinue,
     ----------------------
     or terminate the Plan, or any portion thereof, at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without approval of AltaVista's stockholders, if such approval, as determined by the Board, in its sole discretion, is necessary and desirable to comply with any tax or regulatory requirement, including, for these purposes, any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or Section 162(m) of the Code for which or with which the Board deems it necessary or desirable to qualify or comply. The Board also may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

(b)  Amendments to Awards. The Committee may waive any conditions or rights
     --------------------
     under, amend any terms of, suspend, or terminate any Award, prospectively or retroactively; provided that, except as provided under Section 7(c), any waiver, amendment, suspension, or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any outstanding Award shall not, to that extent, be effective without the consent of the affected Participant, holder, or beneficiary.

(c)  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring
     ---------------------------------------------------------------------------
     Events. The Committee is hereby authorized to make adjustments in the
     ------
     terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting AltaVista, any Affiliate, or the financial statements of AltaVista or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)  Cancellation. Any provision of this Plan or any Notice to the contrary
     ------------
     notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of an alternative Award or cash payment made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award as of the effective date of such cancellation.

(e)  Employee Status Change to Part-Time. At such time as a full-time Employee
     -----------------------------------
     becomes a part-time Employee, as determined by the Committee, in its sole discretion, on the next vesting date following such status change, the vesting schedule for all Awards previously granted to such Employee and not yet vested will, to the extent permitted by applicable law, be automatically amended to reduce the number of Shares vesting each month by one-half during the time that such Employee is working on a part-time basis.

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SECTION 10. California "Securities Laws" Compliance.
            ---------------------------------------

(a)  Financial Statements. To the extent applicable, pursuant to the provisions
     --------------------
     of Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more awards granted under the Plan outstanding, and, in the case of an individuals who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of the Company's annual financial statements. The Company shall not be required to provide such statements to key employees of the Company whose duties in connection with the Company assure their access to equivalent information.

(b)  Limitation on Number of Shares. To the extent applicable, the provisions
     ------------------------------
     of Section 260.140.45 of Title 10 of the California Code of Regulations are incorporated herein by reference.


SECTION 11.  General Provisions.
             ------------------

(a)  Nontransferability. No Award shall be assigned, alienated, pledged,
     ------------------
     attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution, and may only be exercised by Participant during the lifetime of Participant; provided, however, that (to the extent permitted at the time of grant by California securities laws) a Non-Qualified Stock Option or Stock Appreciation Right may be transferable, to the extent set forth in the applicable Notice and in accordance with procedures adopted by the Committee.

(b)  No Rights to Awards. No Participant or other Person shall have any claim
     -------------------
     to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(c)  Share Certificates. All certificates for Shares or other securities of
     ------------------
     AltaVista or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed or traded, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)  Delegation. Subject to the terms of the Plan and applicable law, the
     ----------
     Committee may delegate to one or more officers or managers of AltaVista or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants

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

     other than Executive Officers.

(e)  Withholding. A Participant may be required to pay to AltaVista or any
     -----------
     Affiliate and, to the extent permitted by applicable law, AltaVista or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of AltaVista to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise, or payments of any Award.

(f)  Notices. Each Award hereunder shall be evidenced by a Notice that shall be
     -------
     delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(g)  No Limit on Other Compensation Arrangements. Nothing contained in the Plan
     -------------------------------------------
     shall prevent AltaVista or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is necessary and desirable), and such arrangements may be either generally applicable or applicable only in specific cases.

(h)  No Right to Employment. The grant of an Award shall not be construed as
     ----------------------
     giving a Participant the right to be retained in the employ of AltaVista or any Affiliate. Further, AltaVista or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Notice.

(i)  No Rights as Stockholder. Subject to the provisions of the applicable
     ------------------------
     Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

(j)  Governing Law. The validity, construction, and effect of the Plan and any
     -------------
     rules and regulations relating to the Plan and any Notice shall be determined in accordance with the laws of the State of Delaware.

(k)  Severability. Notwithstanding any other provision or section of the Plan,
     ------------
     if any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws (but only to such extent necessary to

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

     comply with such laws), or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)  Other Laws. The Committee may refuse to issue or transfer any Shares or
     ----------
     other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle AltaVista to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to AltaVista by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of AltaVista, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

(m)  No Trust or Fund Created. Neither the Plan nor any Award shall create or
     ------------------------
     be construed to create a trust or separate fund of any kind or a fiduciary relationship between AltaVista or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from AltaVista or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of AltaVista or any Affiliate.

(n)  No Fractional Shares. No fractional Shares shall be issued or delivered
     --------------------
     pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(o)  Headings. Headings are given to the Sections and subsections of the Plan
     --------
     solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 12.  Term of the Plan.
             ----------------

(a)  Effective Date. The Plan shall be effective upon approval by the
     --------------
     stockholders of AltaVista (the "Effective Date").

(b)  Expiration Date. No Option or Stock Appreciation Right shall be granted
     ---------------
     pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date. Unless otherwise expressly provided in the Plan or in an applicable Notice, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

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